[LIBERTY LOGO]



   Liberty Utilities Fund

      Semiannual Report
        May 31, 2001








                          [PHOTOGRAPH OF SMILING MAN]

President's Message


[Photograph of Stephen E. Gibson]


Dear Shareholder:

Overall, the six-month period that ended on May 31, 2001 was a good one for Liberty Utilities Fund. While the broad market indexes declined on continued weakness in the technology and telecommunications sectors, defensive investments -- such as those held by the fund -- tended to hold up better. The fund's performance was also aided by its broad investment universe, which provides the portfolio management team with more choices than the average utilities fund. This flexibility can be critical during market downturns such as the one experienced during this six-month period.

We are pleased to report that the fund's class A, B and C shares all received a five-star Overall Morningstar Rating(TM) as of May 31, 2001 (see Morningstar Rating data box). The Morningstar Rating reflects returns extending over periods longer than the six months covered by this report. It also considers the amount of risk assumed in achieving the return. While we may not always be able to report such good news to shareholders, we believe that these results speak to Liberty's consistent approach and the importance of maintaining exposure to a value-oriented investment style.

For a detailed look at your fund's performance, I encourage you to read the report from portfolio managers Scott Schermerhorn and Harvey B. Hirschhorn that follows my letter.

As always, thank you for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
July 12, 2001


Morningstar Rating(TM)
--------------------------------------------------------------------------------
                                 Overall      3-year      5-year      10-year
--------------------------------------------------------------------------------
Class A                           *****       *****       *****        ****
Class B                           *****       *****       *****         n/a
Class C                           *****       *****        n/a          n/a
Class Z                            n/a         n/a         n/a          n/a
Domestic equity funds              ---        4429        2720          859
--------------------------------------------------------------------------------

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day US Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund is rated exclusively against U.S.-domiciled domestic equity funds. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
On the Air with Liberty's Managers

o Scott Schermerhorn is scheduled to appear on Wall Street Week with Louis Rukeyser, Friday, August 3rd on your PBS station (check local listings).
o Harvey B. Hirschhorn is often a guest on CNBC. In the spring, he appeared on the morning show, Squawk Box.
--------------------------------------------------------------------------------

-----------------------------
Not FDIC    May Lose Value
Insured     No Bank Guarantee
-----------------------------

There can be no assurance that the trends described in this report will continue or come to pass, because economic and market conditions change frequently.

Performance Information
--------------------------------------------------------------------------------

Value of a $10,000 investment 5/31/91 - 5/31/01

Value of a $10,000 investment in all
share classes, 5/31/91 - 5/31/01 ($)

                without          with
                 sales          sales
                charge          charge
---------------------------------------
Class A         37,921         36,120
Class B         35,455         35,455
Class C         36,832         36,832
Class Z         38,124           n/a


                           [LINE GRAPH INSERTED HERE]

Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates.

Past performance does not guarantee future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. The Dow Jones Utility Average is an unmanaged index that tracks the performance of utility stocks. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index.

Average annual total return as of 5/31/01 (%)

Share class              A(1)            B                 C             Z
-------------------------------------------------------------------------------
Inception date          3/4/92        5/5/92            8/1/97        1/29/99
-------------------------------------------------------------------------------
                   without   with   without   with   without   with   without
                    sales   sales    sales   sales    sales   sales    sales
                   charge  charge   charge  charge   charge  charge   charge
-------------------------------------------------------------------------------
6-month
(cumulative)        1.20    -3.61    0.83    -3.22     0.82    0.01     1.33
1-year             11.89     6.57   11.03     6.60    11.03   10.14    12.18
5-year             17.52    16.38   16.65    16.43    16.84   16.84    17.65
10-year            14.26    13.70   13.49    13.49    13.93   13.93    14.32
-------------------------------------------------------------------------------

Average annual total return as of 3/31/01 (%)

Share class                A             B                 C             Z
-------------------------------------------------------------------------------
                   without   with   without   with   without   with   without
                    sales   sales    sales   sales    sales   sales    sales
                   charge  charge   charge  charge   charge  charge   charge
-------------------------------------------------------------------------------
6-month
(cumulative)       -0.17    -4.91    -0.60   -4.59    -0.61   -1.40    -0.10
1-year             12.18     6.86    11.34    6.90    11.29   10.40    12.42
5-year             16.66    15.53    15.79   15.57    16.01   16.01    16.77
10-year            14.52    13.96    13.73   13.73    14.20   14.20    14.57
-------------------------------------------------------------------------------

(1) Class A shares were initially offered on August 3, 1981. On March 4, 1992, the fund changed to its current investment objective.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class B, C and Z share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to its inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B and C shares would have been lower. The returns for class Z shares would have been higher.

[LEFT SIDEBAR]

Utility Company Securities

Utility company securities in which the fund may invest include companies that manufacture, produce, generate, transmit, sell or distribute electricity, natural gas or other types of energy, water or other sanitary services. This definition also includes telecommunication companies, such as telephone, satellite, microwave and other communications media, as well as companies engaged in the manufacture and production of equipment utilized in the energy and telecommunications industries.

Top 10 equity holdings as of 5/31/01 (%)

AT&T Corporation                6.3
WorldCom Group                  5.6
TXU                             4.3
Public Service Company of
  New Mexico                    4.0
Verizon Communications          3.9
ConAgra Foods, Inc.             3.6
Reliant Energy                  3.4
Phillips Petroleum              3.2
DQE                             3.0
Exelon                          2.9

Portfolio holdings are calculated as a percentage of total net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings in the future.

[END LEFT SIDEBAR]

Portfolio Managers' Report

Strong performance reflects an investor shift to value

Despite overall stock market volatility, class A shares of Liberty Utilities Fund delivered a total return of 1.20%, without sales charge for the six-month period that ended on May 31, 2001. In comparison, the Dow Jones Utility Average of 15 electric utilities delivered a total return of 2.43% for the period. The difference in the total returns reflects the index's concentration of electric utilites, which were strong performers this period, and the fund's investment in a more diversified selection of utility stocks, as well as non-utility stocks. The fund has the flexibility to invest up to 35.0% of net assets in non-utility issues. The total return for the S&P Index was negative 3.90% for this reporting period.

Strong and weak performers in energy

Fund performance was hurt by our positions in two California utilities, PG&E Corporation (2.1% of net assets)(1) and Edison International (2.8% of net assets). In the wake of deregulation, California's utilities are in trouble. Deregulation requires distribution companies like PG&E and Edison to buy power on the open market and prevents them from passing rising costs on to consumers. As a result, PG&E filed for Chapter 11 bankruptcy. Yet, despite the current situation, we are not planning to sell our positions in these utilities. California's energy crisis is the result of political decisions, not choices made by the utilities. We still believe in the underlying fundamentals of these companies. We are going to maintain our holdings because California has to find a solution to this crisis.

California's energy situation has benefited two long-time fund holdings: Public Service Company of New Mexico (4.0% of net assets) and TXU Corporation, formerly Texas Utilities (4.3% of net assets). We were originally attracted to these companies because their stock valuations were very low and their focus was on their core competency -- neither company had a telecommunications component. During this reporting period, the fact that both companies provide power to California utilities contributed substantially to their strong performance.

(1) Holdings are disclosed as a percentage of net assets as of May 31, 2001, and are subject to change.

Consumer staples-- similar to utilities

We have found that the valuations for companies within the consumer staples sector have been comparable to electric utilities, even though growth rates for these companies tend to be greater than growth rates for electric companies. Two companies that we like within this sector are ConAgra Foods, Inc. (3.6% of net assets) and Procter & Gamble Company (2.7% of net assets).

ConAgra Foods is one of the top meat and poultry producers in the United States. We believe that the management team has a good grasp on the challenges facing this company and is working towards a solution. Like ConAgra, Procter & Gamble's management is addressing challenges to the company's profitability. P&G is the number one manufacturer of household products in the United States. Investors are currently trading P&G stock at a substantial discount, giving the impression that it is inferior to the average company. We don't believe this. In our opinion, P&G is one of the better-managed companies in the world.

Maintaining our conservative strategy

Currently, the supply of power in the United States is not keeping pace with demand. As we see it, one result of this situation may be an increase in the construction of new power plants. We also believe that utility companies will continue to meet earnings projections, while many companies in other sectors may not. Overall, utilities are performing better than most companies and we believe this trend will continue, and we intend to maintain our conservative strategy in stock selections going forward.

/s/ Scott Schermerhorn                      /s/ Harvey B. Hirschhorn

Scott Schermerhorn                          Harvey B. Hirschhorn

Scott Schermerhorn joined Colonial Management Associates, Inc. in 1998. In addition to the Liberty Utilities Fund, Mr. Schermerhorn manages or co-manages other funds within the Liberty family of funds. Prior to joining Colonial, he was the head of the value team at Federated Investors. In 1973, Harvey B. Hirschhorn joined Stein Roe & Farnham Incorporated, an affiliate of Colonial. He is the lead portfolio manager of The Liberty Fund and co-manages other Liberty funds. Mr. Schermerhorn and Mr. Hirschhorn lead the Value Investments Unit at Liberty.

[BEGIN RIGHT SIDEBAR]

Performance Highlights

Net asset value per share as of 5/31/01 ($)
        Class A         20.63
        Class B         20.60
        Class C         20.59
        Class Z         20.63

Distributions declared per share 12/1/00 - 5/31/01 ($)
        Class A    Income       0.219
                   Cap gain     4.913
        Class B    Income       0.135
                   Cap gain     4.913
        Class C    Income       0.135
                   Cap gain     4.913
        Class Z    Income       0.247
                   Cap gain     4.913

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or a loss on sale. All results shown assume reinvestment of distributions.

Bought
--------------------------------------------------------------------------------
Headquartered in London, Cable and Wireless plc (0.5% of net assets) has begun to focus on the growing demand in Europe and Japan for business data and Internet services. We were attracted to the favorable valuation of this telecommunications firm's stock. We also like the company's strong balance sheet and good business model. While still offering traditional telecommunications services, Cable and Wireless is selling some of its noncore holdings.

Sold
--------------------------------------------------------------------------------
Part of our investment strategy during this six-month period was to sell some of our non-utility holdings. Since the stock price for NIKE, Inc. reached the target we had set, we liquidated our position.

[END RIGHT SIDEBAR]

An investment in Liberty Utilities Fund offers attractive opportunities for income and long-term growth, but also involves certain risks. The value of, and returns earned on, the investment may be affected by fluctuations in utility stock prices, which may occur in response to changes in interest rates and regulatory, economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Investment Portfolio
--------------------------------------------------------------------------------

May 31, 2001 (Unaudited)

Common Stocks -- 95.8%                                  Shares        Value
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE -- 4.0%
Nondepository Credit Institutions -- 1.0%
Freddie Mac                                             172,200  $   11,399,640
                                                                 --------------
Property & Casualty Insurance -- 3.0%
Aetna Life and Casualty Co.                             759,500      17,734,324
Berkshire Hathaway, Inc.  Class A (a)                       220      15,114,000
                                                                 --------------
                                                                     32,848,324
                                                                 --------------
--------------------------------------------------------------------------------
MANUFACTURING -- 19.4%
Chemicals & Allied Products -- 2.7%
Procter & Gamble Co.                                    461,300      29,633,912
                                                                 --------------
Communications Equipment -- 1.8%
Lucent Technologies, Inc.                             1,112,800       8,768,864
Motorola, Inc.                                          700,000      10,290,000
                                                                 --------------
                                                                     19,058,864
                                                                 --------------
Food & Kindred Products -- 9.8%
Archer Daniels Midland Co.                            2,137,900      28,861,650
ConAgra, Inc.                                         1,882,600      39,252,210
Philip Morris Companies, Inc.                           217,600      11,186,816
Sara Lee Corp.                                        1,444,600      27,216,264
                                                                 --------------
                                                                    106,516,940
                                                                 --------------
Petroleum Refining -- 5.1%
Phillips Petroleum Co.                                  542,620      35,129,219
USX-Marathon Group                                      628,800      20,341,680
                                                                 --------------
                                                                     55,470,899
                                                                 --------------
--------------------------------------------------------------------------------
SERVICES -- 2.4%
Restaurants -- 1.1%
McDonald's Corp.                                        399,900      12,108,972
                                                                 --------------
Retailing -- 1.3%
Sherwin-Williams Co.                                    638,900      13,634,126
                                                                 --------------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
  ELECTRIC, GAS & SANITARY SERVICES -- 70.0%
Electric Services -- 43.2%
Aquila, Inc.                                             35,300       1,048,410
CMS Energy Corp.                                        623,000      18,484,410
DQE, Inc.                                             1,344,400      32,117,716
Duke Power Co.                                          272,200      12,444,984
Edison International                                  2,796,800      30,289,344
Energy East Corp.                                       598,600      12,199,468
Exelon Corp.                                            460,300      31,217,546
FPL Group, Inc.                                         186,500      10,863,625
FirstEnergy Corp.                                       899,600      27,572,740
Korea Electric Power Corp., ADR                       1,300,000      13,715,000
Mirage Resorts, Inc.                                    417,055      16,390,262
Northeast Utilities                                   1,354,300      26,056,732
PG&E Corp.                                            2,047,200      23,338,080
Pinnacle West Capital Corp.                             302,000      15,084,900
Potomac Electric Power Co.                              553,600      12,267,776
Public Service Company of New Mexico                  1,191,000      43,078,470
Public Service Enterprise Group, Inc.                   259,300      13,330,613
Reliant Resources, Inc.                                 111,100       3,821,840
Reliant Energy, Inc.                                    807,400      37,204,992
Sierra Pacific Resources                              1,524,600      23,478,840
Southern Energy, Inc. (a)                               776,800      18,285,872
TXU Corp.                                               955,400      47,139,436
                                                                 --------------
                                                                    469,431,056
Gas Services -- 4.3%
El Paso Energy Corp.                                    345,400      21,034,860
MCN Energy Group, 8.750% PRIDES                         402,400       9,649,552
Williams Cos., Inc.                                     392,337      15,458,078
                                                                 --------------
                                                                     46,142,490
Telecommunications -- 22.5%
AT&T Corp.                                            3,246,300      68,724,171
BellSouth Corp.                                         503,600      20,763,428
Cable & Wireless PLC ADR                                250,000       5,065,000
Deutsche Telekom AG ADR                                 436,650       9,169,650
Nippon Telegraph & Telephone Corp. ADR                  525,900      16,408,080
SBC Communications, Inc., Class A                       484,539      20,859,404
Verizon Communications                                  775,530      42,537,821
WorldCom, Inc. (a)                                    3,412,300      60,875,432
                                                                 --------------
                                                                    244,402,986
                                                                 --------------

Total Common Stocks (cost of $899,218,869)                        1,040,648,209
                                                                 ==============

See notes to investment portfolio.

--------------------------------------------------------------------------------

May 31, 2001 (unaudited)

Preferred Stocks
and Convertibles -- 1.1%                                Shares        Value
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
  ELECTRIC, GAS & SANITARY SERVICES -- 1.1%
Citizens Utilities Co. 5.000% Convertible               100,000  $    5,810,000
Entergy Arkansas, Inc
        7.800%                                           10,000         941,390
        7.880%                                            8,900         674,193
Entergy Gulf States Utilities, 7.560%                    18,328       1,643,893
Entergy Louisiana, Inc., 8.000%                          30,000         570,000
Northern Indiana Public Service Co., 7.440%               9,000         909,882
Pennsylvania Power Co., 7.750%                           15,000       1,460,460
                                                                 --------------
Total Preferred Stocks (cost of $11,865,835)                         12,009,818
                                                                 --------------

Adjustable Rate Preferred Stocks -- 0.8%
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
  ELECTRIC, GAS & SANITARY SERVICES -- 0.8%
Cleveland Electric Illuminating Co., Series L            65,000       6,077,500
Entergy Gulf States Utilities, Series A                  13,314       1,331,400
Toledo Edison Co., Series A,                             40,000         982,000
                                                                 --------------
Total Adjustable Rate Preferred Stocks
  (cost of $8,333,538)                                                8,390,900
                                                                 --------------

Short-Term Obligation -- 1.3%                           Par
--------------------------------------------------------------------------------
Repurchase agreement with SBC
Warburg, Ltd., dated 05/31/01, due
06/01/01 at 4.03%, collateralized by
U.S. Treasury notes with various
maturities to 2024, market value
$14,424,679 (repurchase proceeds
$14,147,584)                                        $14,146,000      14,146,000
                                                                 --------------
Total Investments (cost of $933,564,242) (b)                      1,075,194,927
                                                                 --------------

Other Assets & Liabilities, Net -- 1.0%                              10,693,335
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                             $1,085,888,262
                                                                 ==============

Notes to Investment Portfolio:
(a)  Non-income producing.
(b)  Cost for federal income tax purposes is the same.

        Acronym                  Name
        -------                  ----
          ADR         American Depositary Receipt
         PRIDES     Preferred Redeemable Increased
                       Dividend Equity Security

Statement of Assets & Liabilities
--------------------------------------------------------------------------------

May 31, 2001 (Unaudited)

Assets
Investments, at value  (cost $933,564,242)                     $1,075,194,927
Receivable for:
        Investments sold                                           11,144,179
        Dividends                                                   2,856,082
        Fund shares sold                                              933,682
        Interest                                                        1,584
Other assets                                                          315,573
                                                               --------------
                Total Assets                                    1,090,446,027
                                                               --------------
Liabilities
Payable due to Custodian bank                                          33,848
Payable for:
        Investments purchased                                       2,268,657
        Fund shares repurchased                                     1,473,497
        Distributions                                                  26,996
        Management fee                                                584,967
        Transfer agent fee                                            116,525
        Bookkeeping fee                                                31,763
        Trustees' fee                                                  11,600
        Custody fee                                                     2,500
        Deferred Trustees' fee                                          7,412
                                                               --------------
                Total Liabilities                                   4,557,765
                                                               --------------

Net Assets                                                     $1,085,888,262
                                                               ==============

Composition of Net Assets
Paid in capital                                                $  788,987,123
Undistributed net investment income                                 1,812,119
Accumulated net realized gain                                     153,479,113
Net unrealized appreciation/depreciation on:
        Investments                                               141,630,685
        Foreign currency transactions                                 (20,778)
                                                               --------------
Net Assets                                                     $1,085,888,262
                                                               ==============
Net assets value and redemption price per share --
        Class A ($600,606,695/29,117,819)                      $        20.63(a)
                                                               ==============
Maximum offering price per share --
        Class A ($20.63/0.9525)                                $        21.66(b)
                                                               ==============
Net assets value and redemption price per share --
        Class B ($475,808,313/23,095,803)                      $        20.60(a)
                                                               ==============
Net assets value and redemption price per share --
        Class C ($9,444,095/458,782)                           $        20.59(a)
                                                               ==============
Net assets value and redemption price per share --
        Class Z ($29,159/1,414)                                $        20.63
                                                               ==============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


Statement of Operations
--------------------------------------------------------------------------------

For the Six Months Ended May 31, 2001 (Unaudited)

Investment Income
Dividend income                                                    $ 13,919,551
Interest income                                                         244,432
                                                                   ------------
     Total Investment Income                                         14,163,983

Expenses
Management fee                                       $ 3,527,437
Service fee -- Class A                                   627,862
Service fee -- Class B                                   727,208
Service fee -- Class C                                    10,498
Distribution fee-- Class B                             2,181,620
Distribution fee-- Class C                                31,495
Transfer agent fee                                       615,500
Bookkeeping fee                                          191,295
Trustees' fee                                             21,112
Custody fee                                               14,924
Other expenses                                           151,603
                                                    ------------
     Total Operating Expenses                          8,100,554
     Interest expense                                      3,058
                                                    ------------
     Total Expenses                                                   8,103,612
Net Investment Income                                                 6,060,371
                                                                   ------------
Net Realized & Unrealized Gain (Loss)
on Portfolio Positions

Net realized gain on investments:                                   153,828,151
Net change in unrealized appreciation/
   depreciation during the period on:
Investments                                         (149,301,226)
Foreign currency transactions                             (4,812)
                                                    ------------
        Net change in unrealized
        appreciation/depreciation                                  (149,306,038)
                                                                   ------------
        Net Gain                                                      4,522,113
                                                                   ------------
Increase in Net Assets from Operations                             $ 10,582,484
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                (Unaudited)
                                                 Six Months           Year
                                                   ended              ended
                                                   May 31,          November 31,
                                                    2001              2000
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations
Net investment income                          $    6,060,371    $   18,130,819
Net realized gain                                 153,828,151       268,493,941
Net change in unrealized
        appreciation/depreciation                (149,306,038)      (69,702,005)
                                               --------------    --------------
          Net Increase from
            Operations                             10,582,484       216,922,755
                                               --------------    --------------
Distributions to Shareholders:
Distribution from net investment income --
        Class A                                    (4,662,895)       (6,711,724)
Distribution from net realized capital gain --
        Class A                                   (86,487,114)      (25,729,346)
Distribution from net investment income --
        Class B                                    (3,655,679)       (7,574,142)
Distribution from net realized capital gain --
        Class B                                  (133,058,117)      (53,186,706)
Distribution from net investment income --
        Class C                                       (54,432)          (45,059)
Distribution from net realized capital gain --
        Class C                                    (1,898,958)         (278,209)
Distribution from net investment income --
        Class Z                                        (1,796)           (8,547)
Distribution from net realized capital gain --
        Class Z                                       (61,797)          (38,251)
                                               --------------    --------------
          Total Distribution
            to Shareholders                      (229,880,788)      (93,571,984)
                                               --------------    --------------
Share Transactions:
Subscriptions -- Class A                          190,691,253        98,896,488
Distributions reinvested --
        Class A                                    78,062,243        27,396,245
Redemptions -- Class A                            (34,223,898)      (75,227,202)
                                               --------------    --------------
   Net Increase -- Class A                        234,529,598        51,065,531
                                               --------------    --------------
Subscriptions -- Class B                           32,731,911        35,900,455
Distributions reinvested -- Class B               111,986,835        51,250,339
Redemptions -- Class B                           (226,466,921)     (207,047,037)
                                               --------------    --------------
   Net Decrease -- Class B                        (81,748,175)     (119,896,243)
                                               --------------    --------------
Subscriptions -- Class C                            5,234,678         4,256,963
Distributions reinvested -- Class C                   872,213           290,524
Redemptions-- Class C                              (2,000,997)       (1,685,331)
                                               --------------    --------------
   Net Increase -- Class C                          4,105,894         2,862,156
                                               --------------    --------------
Subscriptions -- Class Z                               26,518                --
Distributions reinvested -- Class Z                    63,593            46,798
Redemptions -- Class Z                               (320,684)         (284,243)
                                               --------------    --------------
   Net Decrease -- Class Z                           (230,573)         (237,445)
                                               --------------    --------------
        Net Increase/Decrease
          from Share Transactions                 156,656,744       (66,206,001)
                                               --------------    --------------
        Net Increase/Decrease
           in Net Assets                          (62,641,560)       57,144,770
                                               --------------    --------------
Net Assets

Beginning of period                             1,148,529,822     1,091,385,052
                                               --------------    --------------
End of period
        (including undistributed net
        investment income of
        $1,812,119 and $4,126,550,
        respectively)                          $1,085,888,262    $1,148,529,822
                                               --------------    --------------

Changes in Shares of Beneficial Interest:

Subscriptions -- Class A                            9,371,188         4,076,252
Issued in reinvestment of distributions --
   Class A                                          3,790,308         1,256,262
Redemptions -- Class A                             (1,662,336)       (3,208,242)
                                               --------------    --------------
  Net Increase -- Class A                          11,499,160         2,124,272
                                               --------------    --------------
Subscriptions -- Class B                            1,586,549         1,529,308
Issued in reinvestment of distributions --
  Class B                                           5,431,550         2,358,841
Redemptions -- Class B                            (11,107,886)       (8,829,277)
                                               --------------    --------------
        Net Decrease -- Class B                    (4,089,787)       (4,941,128)
                                               --------------    --------------
Subscriptions -- Class C                              230,282           176,560
Issued in reinvestment of distributions --
  Class C                                              42,442            13,307
Redemptions -- Class C                                (96,279)          (73,121)
                                               --------------    --------------
        Net Increase -- Class C                       176,445           116,746
                                               --------------    --------------
Subscriptions -- Class Z                                1,344                --
Issued in reinvestment of distributions --
  Class Z                                               3,083             2,150
Redemptions -- Class Z                                (15,591)          (12,477)
                                               --------------    --------------
        Net Decrease -- Class Z                       (11,164)          (10,327)
                                               --------------    --------------
        Net Increase/Decrease in
         Shares of Beneficial Interest              7,574,654        (2,710,437)
                                               --------------    --------------

See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

May 31, 2001 (Unaudited)

Note 1. Accounting Policies

Organization:

Liberty Utilities Fund (the "Fund"), a series of Liberty Funds Trust IV, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights:

All income, expenses (other than Class A, Class B, and Class C service fees and the Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal income taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

--------------------------------------------------------------------------------
Foreign currency transactions:

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other:

Corporate actions and dividend income are recorded on the ex-date (except for foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax witholdings.

Interest income is recorded on the accrual basis. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management fee:

Colonial Management Associates, Inc. (the "Advisor"), is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

        Average Net Assets      Annual Fee Rate
        ------------------      ---------------
         First $1 billion            0.65%

Bookkeeping fee:

The Advisor is responsible for providing bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus a percentage of the Fund's average net assets as follows:

        Average Net Assets      Annual Fee Rate
        ------------------      ---------------
        First $50 million          No charge
        Next $950 million            0.035%
        Next $1 billion              0.025%
        Next $1 billion              0.015%
        Over $3 billion              0.001%

Transfer agent fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent receives reimbursement for certain out-of-pocket expenses.

--------------------------------------------------------------------------------
Underwriting discounts, service and distribution fees:

Liberty Funds Distributor, Inc. (the "Distributor"), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended May 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $18,554 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $2,101, $228,899 and $9,057 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

Investment activity:

For the six months ended May 31, 2001, purchases and sales of investments, other than short-term obligations, were $253,539,429 and $285,464,104, respectively.

Unrealized appreciation (depreciation) at May 31, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

                Gross unrealized appreciation   $215,404,878
                Gross unrealized depreciation    (73,774,193)
                                                ------------
                  Net unrealized appreciation   $141,630,685
                                                ============

Other:

The Fund invests at least 65% of its assets in utility securities, subjecting it to special risks. There also are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political, and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign government laws or restrictions.

Note 4. Line of Credit

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. The average daily loan balance was $4,600,000, at a weighted average interest rate of 6.08%.

Note 5. Other Related Party Transactions

For the six months ended May 31, 2001, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to AlphaTrade, Inc. during the year were $214,160.

Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                            Six Months ended May 31, 2001 (Unaudited)
                                        Class A       Class B       Class C         Class Z
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $  25.49      $  25.45      $  25.44        $  25.49
                                        --------      --------      --------        --------
Income From Investment Operations:
Net investment income (a)                   0.16          0.08          0.08            0.19
Net realized and unrealized gain            0.11          0.12          0.12            0.11
                                        --------      --------      --------        --------
    Total from Investment Operations        0.27          0.20          0.20            0.30
                                        --------      --------      --------        --------
Less Distributions Declared to
   Shareholders:
From net investment income                 (0.22)        (0.14)        (0.14)          (0.25)
From net realized gains                    (4.91)        (4.91)        (4.91)          (4.91)
                                        --------      --------      --------        --------
    Total Distributions Declared to
       Shareholders                        (5.13)        (5.05)        (5.05)          (5.16)
                                        --------      --------      --------        --------
Net Asset Value, End of Period          $  20.63      $  20.60      $  20.59        $  20.63
                                        ========      ========      ========        ========
Total return (b)(c)                        1.20%         0.83%         0.82%           1.33%
                                        ========      ========      ========        ========
Ratios to Average Net Assets
Expenses (d)                               1.08%         1.84%         1.83%           0.83%
Net investment income (d)                  1.52%         0.76%         0.77%           1.77%
Portfolio turnover (c)                       23%           23%           23%             23%
Net assets at end of period
   (in millions)                        $    601      $    476      $      9             (e)

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized.
(d) Annualized.
(e) Rounds to less than one million.

                                                 Six Months ended November 30, 2000
                                        Class A       Class B       Class C         Class Z
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $  22.85      $  22.82      $  22.81        $  22.87
                                        --------      --------      --------        --------
Income From Investment Operations
Net investment income (a)                   0.50          0.33          0.33            0.56
Net realized and unrealized gain            4.23          4.22          4.22            4.21
                                        --------      --------      --------        --------
Total from Investment Operations            4.73          4.55          4.55            4.77
                                        --------      --------      --------        --------
Less Distributions Declared to
   Shareholders:
From net investment income                 (0.42)        (0.25)        (0.25)          (0.48)
From net realized gains                    (1.67)        (1.67)        (1.67)          (1.67)
                                        --------      --------      --------        --------
Total Distributions Declared to
   Shareholders                            (2.09)        (1.92)        (1.92)          (2.15)
                                        --------      --------      --------        --------
Net Asset Value, End of Period          $  25.49      $  25.45      $  25.44        $  25.49
                                        ========      ========      ========        ========
Total return (b)                          22.37%        21.43%        21.44%          22.57%
                                        ========      ========      ========        ========
Ratios to Average Net Assets
Expenses (c)                               1.15%         1.90%         1.90%           0.90%
Net investment income (c)                  2.13%         1.38%         1.38%           2.38%
Portfolio turnover                          102%          102%          102%            102%
Net assets at end of period
   (in millions)                        $    449      $    692      $      7             (d)

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d) Rounds to less than one million.

--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                  Year ended November 30, 1999
                                        Class A       Class B       Class C         Class Z(a)
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $  21.13      $  21.13        $  21.13        $  21.50
                                        --------      --------        --------        --------
Income From Investment Operations
Net investment income                       0.40          0.23            0.23            0.37
Net realized and unrealized gain            2.32          2.32            2.31            1.30
                                        --------      --------        --------        --------
Total from Investment Operations            2.72          2.55            2.54            1.67
                                        --------      --------        --------        --------
Less Distributions Declared to
   Shareholders:
From net investment income                 (0.34)        (0.20)          (0.20)          (0.30)
From net realized gains                    (0.66)        (0.66)          (0.66)             --
                                        --------      --------        --------        --------
Total Distributions Declared to
   Shareholders                            (1.00)        (0.86)          (0.86)          (0.30)
                                        --------      --------        --------        --------
Net Asset Value, End of Period          $  22.85      $  22.82        $  22.81        $  22.87
                                        ========      ========        ========        ========
Total return (b)                          13.15%        12.32%          12.33%           7.82%(c)
                                        ========      ========        ========        ========
Ratios to Average Net Assets
Expenses (d)                               1.22%         1.97%           1.97%           0.97%(e)
Net investment income (d)                  1.80%         1.05%           1.05%           1.99%(e)
Portfolio turnover                           28%           28%             28%             28%
Net assets at end of period
   (in millions)                        $    354      $    733        $      4        $      1

(a) Class Z shares were initially offered on January 29, 1999. Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) Annualized.

                                            Year ended November 30, 1998
                                        Class A       Class B       Class C
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $  18.06      $  18.06      $  18.06
                                        --------      --------      --------
Income From Investment Operations
Net investment income                       0.52          0.37          0.37
Net realized and unrealized gain            3.11          3.11          3.11
                                        --------      --------      --------
Total from Investment Operations            3.63          3.48          3.48
                                        --------      --------      --------
Less Distributions Declared to
   Shareholders:
From net investment income                 (0.53)        (0.38)        (0.38)
In excess of net investment income         (0.01)        (0.01)        (0.01)
From net realized gains                    (0.02)        (0.02)        (0.02)
                                        --------      --------      --------
Total Distributions Declared to
   Shareholders                            (0.56)        (0.41)        (0.41)
                                        --------      --------      --------
Net Asset Value, End of Period          $  21.13      $  21.13      $     21
                                        ========      ========      ========
Total return (a)                          20.32%        19.41%        19.41%
                                        ========      ========      ========
Ratios to Average Net Assets
Expenses (b)                               1.19%         1.94%         1.94%
Net investment income (b)                  2.63%         1.88%         1.88%
Portfolio turnover                           22%           22%           22%
Net assets at end of period
   (in millions)                        $    351      $    736      $      3

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------

                                            Year ended November 30, 1997
                                        Class A       Class B       Class C(a)
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $  15.21      $  15.21      $  16.26
                                        --------      --------      --------
Income From Investment Operations
Net investment income                       0.60          0.48          0.17
Net realized and unrealized gain            2.85          2.85          1.79(b)
                                        --------      --------      --------
Total from Investment Operations            3.45          3.33          1.96
                                        --------      --------      --------
Less Distributions Declared to
   Shareholders:
From net investment income                 (0.60)        (0.48)        (0.16)
                                        --------      --------      --------
Net Assets Value, End of Period         $  18.06      $  18.06      $  18.06
                                        ========      ========      ========
Total return (c)                          23.26%        22.36%        12.12%(d)
                                        ========      ========      ========
Ratios to Average Net Assets
Expenses (e)                               1.22%         1.97%         1.97%(f)
Net investment income (e)                  3.76%         3.01%         2.96%(f)
Portfolio turnover                            7%            7%            7%
Net assets at end of period
   (in millions)                        $    327      $    684      $      1

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed broker arrangements had no impact.
(f) Annualized.

                                         Year ended November 30, 1996
                                            Class A       Class B
-----------------------------------------------------------------------------

Net Asset Value, Beginning of Period        $  14.37      $  14.37
                                            --------      --------
Income From Investment Operations
Net investment income                           0.61          0.50
Net realized and unrealized gain                0.83          0.83
                                            --------      --------
Total from Investment Operations                1.44          1.33
                                            --------      --------
Less Distributions Declared to
   Shareholders:
From net investment income                     (0.60)        (0.49)
                                            --------      --------
Net Assets Value, End of Period             $  15.21      $  15.21
                                            ========      ========
Total return (a)                              10.27%         9.45%
                                            ========      ========
Ratios to Average Net Assets
Expenses (b)                                   1.20%         1.95%
Net investment income (b)                      4.16%         3.41%
Portfolio turnover                                8%            8%
Net assets at end of period
   (in millions)                            $    348      $    729

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact.

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

Trustees & Transfer Agent

Douglas A. Hacker
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

Janet Langford Kelly
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

William E. Mayer
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

Charles R. Nelson
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

John J. Neuhauser
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Joseph R. Palombo
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

Thomas E. Stitzel
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

Thomas C. Theobald
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

Anne-Lee Verville
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


Important Information About This Report
The Transfer Agent for Liberty Utilities Fund is:

Liberty Funds Services, Inc.
PO Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you. This report has been prepared for shareholders of Liberty Utilities Fund.

This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report
Liberty Utilities Fund

                          Give me Liberty(R).


Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however
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Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.




Liberty Utilities Fund   Semiannual Report, May 31, 2001             PRSRT STD
                                                                   U.S. POSTAGE
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          FUNDS                                                    HOLLISTON, MA
                                                                   PERMIT NO. 20
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                                                759-03/172G-0501 (07/01) 01/1281